EXHIBIT - 21

SUBSIDIARIES OF THE REGISTRANT
MILACRON INC.

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

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                                                                                    DATE
                                                                                 INCORPORATED
                                                       INCORPORATED              OR (IF LATER)         PERCENTAGE
                                                     STATE OR COUNTRY            DATE ACQUIRED           OWNED
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
MILACRON INC.                                        Delaware (Registrant)          1983

  Milacron Capital Holdings B.V.                     The Netherlands                2000                  100%
   Milacron Investments B.V.                         The Netherlands                2000                  100%
   Milacron B.V.                                     The Netherlands                1952                  100%
    Milacron Nederland B.V.                          The Netherlands                1998                  100%
      Cimcool Europe B.V.                            The Netherlands                1989                  100%
      Widia Nederland B.V.                           The Netherlands                1995                  100%
      Ferromatik Milacron
       Benelux B.V.                                  The Netherlands                1993                  100%
      Cimcool Industrial
       Products B.V.                                 The Netherlands                1960                  100%
    Milacron Kunststoffmaschinen
     Europa GmbH                                     Germany                        1990                  100%
      Ferromatik Milacron
       Maschinenbau GmbH                             Germany                        1993                  100%
        Ferromatik Milacron                          South Africa                   1993                  100%
      DME Normalien GmbH                             Germany                        1996                  100%
      Cincinnati Grundstucksverwaltung GmbH          Germany                        1995                  100%
    Milacron Metalworking
     Technologies Holding                            Germany                        1999                  100%
      V&S Werkzeuge GmbH                             Germany                        1998                  100%
      Widia GmbH                                     Germany                        1995                  100%
       Widia Valenite Italia S.P.A.                  Italy                          1995                  100%
       Widia Vertriebsgesellschaft mbH               Austria                        1995                  100%
        Widia Valenite KFT                           Hungary                        1998                  100%
        Widia Polska S 00                            Poland                         1998                   99%
       Meturit A.G.                                  Switzerland                    1995                  100%
        Widia (India) Ltd.                           India                          1995                   51%
    D-M-E Belgium CVBA                               Belgium                        1996                  100%
    Milacron France SAS                              France                         1995                  100%
    Milacron U.K. Ltd.                               England                        1995                  100%
    B&W Kunststofmaschinenbau &
     Handelsgesellschaft GmbH                        Germany                        1998                  100%
      Indu Tecnospol s.r.o.                          Czech Republic                 1998                  100%
    Uniloy Holdings S.R.L.                           Italy                          1993                  100%
     Uniloy S.R.L.                                   Italy                          1998                  100%
    Milacron Iberica S.L.                            Spain                          1995                  100%
    VSI International N.V.                           Belgium                        1996                  100%

  Cincinnati Milacron Foreign
   Sales Corp.                                       Barbados                       1996                  100%

  Milacron Assurance Ltd.                            Bermuda                        1977                  100%

  Milacron-Holdings Mexico S.A. de C.V.              Mexico                         1992                  100%
   Milacron-Mexican Sales S.A. de C.V.               Mexico                         1993                  100%

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


EXHIBIT - 21
SUBSIDIARIES OF THE REGISTRANT
MILACRON INC. (Continued)


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                                                                                    DATE
                                                                                 INCORPORATED
                                                       INCORPORATED              OR (IF LATER)         PERCENTAGE
                                                     STATE OR COUNTRY            DATE ACQUIRED           OWNED
--------------------------------------------------------------------------------------------------------------------
  Milacron Marketing Company                         Ohio                           1931                  100%
   Milacron Commercial Corp.                         Delaware                       1993                  100%
   Milacron International
    Marketing Company                                Delaware                       1966                  100%
   Akron Extruders Inc.                              Ohio                           2000                  100%
   Milacron Equipamentos Plasticos Ltd.              Brazil                         1997                  100%
   Northern Supply Company, Inc.                     Minnesota                      1998                  100%
   Ferromatik Milacron India Limited                 India                          1995                   90%
   Nickerson Machinery Chicago, Inc.                 Illinois                       1999                  100%
   Pliers International, Inc.                        Delaware                       1999                  100%

  Milacron Resin Abrasives Inc.                      Delaware                       1991                  100%

  D-M-E Company                                      Delaware                       1996                  100%
   D-M-E of Canada Limited                           Canada                         1996                  100%
    450500 Ontario Limited                           Canada                         1996                   75%
     Ontario Heater and Supply Company               Canada                         2000                  100%
       Rite-Tek Canada                               Canada                         2000                  100%
   Japan D-M-E Corporation                           Japan                          1996                   51%
   D-M-E U.S.A. Inc.                                 Delaware                       1998                  100%
   DME Manufacturing Inc.                            Delaware                       1999                  100%

  Uniloy Milacron Inc.                               Delaware                       1998                  100%
   Uniloy Milacron U.S.A.                            Michigan                       1998                  100%
   Uniloy Milacron Machinery -
    Mexico, S.A. d.e.C.V.                            Mexico                         1998                  100%
   Uniloy Milacron Services -
    Mexico, S.A. d.e.C.V.                            Mexico                         1998                  100%

  Valenite Inc.                                      Delaware                       1993                  100%
   Valenite U.S.A. Inc.                              Michigan                       1993                  100%
   Valenite-Widia Japan Inc.                         Japan                          1993                  100%
   Valenite-Modco Limited                            Canada                         1993                  100%
    Milacron Canada, Inc.                            Canada                         1996                  100%
   Valenite de Mexico, S.A. d.e.C.V.                 Mexico                         1993                  100%
   Cincinnati Milacron IPK, Inc.                     Korea                          1993                  100%
   Talbot Holdings, Ltd.                             Delaware                       1995                  100%
    Fastcut Tool Corporation                         Delaware                       1995                  100%
   Valenite Manufacturing Inc.                       Michigan                       1993                  100%

  Milacron Industrial Products, Inc.                 Michigan                       1999                  100%
   Oak International Inc.                            Michigan                       1999                  100%
   Oak International Europe Ltd.                     England                        1999                  100%

  Cimcool Industrial Products Inc.                   Delaware                       1999                  100%

  Milacron Plastics Technologies Group Inc.          Delaware                       1999                  100%

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